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                                                                 EXHIBIT 10.35.2


                                 AMENDMENT NO. 2 TO
                            LOAN AND SECURITY AGREEMENT

          This Amendment No. 2 to Loan and Security Agreement (this "Amendment") is made as of February 6, 1998, among DeCrane Aircraft Holdings, Inc., a Delaware corporation ("Borrower"), Bank of America National Trust and Savings Association, successor-by-merger to Bank of America Illinois, individually as a lender ("BoA") and as agent ("Agent"), Comerica Bank - California ("Comerica"), Mellon Bank, N.A. ("Mellon"), and Sumitomo Bank of California ("Sumitomo"; Sumitomo, BoA, Comerica and Mellon being collectively referred to as "Lenders").

          Reference is made to that certain Loan and Security Agreement dated as of April 15, 1997 among Borrower, Agent and Lenders (as amended or otherwise modified to the date hereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement).

          Borrower has requested that all of the Lenders agree to amend the Loan Agreement in certain respects.

          NOW, THEREFORE, Agent, Lenders and Borrower agree as follows:

          1. AMENDMENTS TO LOAN AGREEMENT. Subject to the conditions precedent set forth in Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

          1.1. The definition of the term "Maximum Revolving Loan Amount" in
SECTION 1.1 of the Loan Agreement is hereby amended by adding the following sentence to the end of such definition:

          "Upon the satisfaction of the conditions precedent set forth in that certain Amendment No. 2 to Loan and Security Agreement dated as of February 6, 1998 among Borrower, Agent and Lenders ("Amendment No. 2"), each Lender's then existing Maximum Revolving Loan Amount shall automatically reduce on the last day of each calendar month commencing January 31, 1999 by such Lender's Pro Rata Share (determined immediately prior to the applicability of this sentence with respect to any Lender for any applicable date) of $500,000."


          1.2. The definition of the term "Revolving Credit Amount" in SECTION
1.1 of the Loan Agreement is hereby amended and restated as follows:

          "Revolving Credit Amount" means the maximum amount of Revolving Loans which Lenders will make available to Borrower. Prior to the satisfaction of the conditions precedent set forth in Amendment No. 2, the Revolving Credit Amount shall be equal to $60,000,000. Upon the satisfaction of the


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          conditions precedent set forth in Amendment No. 2,
          the Revolving Credit Amount shall be equal to $75,000,000, subject to automatic reduction by $500,000 on the last day of each calendar month commencing January 31, 1999. The Revolving Credit Amount shall be subject to reduction pursuant to SECTION 2.1.2."


          1.3. New SECTION 4.25 is hereby added to the Loan Agreement, which section shall read as follows:

          "4.25  YEAR 2000 COMPLIANCE.


                The Borrower has conducted a comprehensive review and assessment of the computer applications of the Borrower and its Subsidiaries with respect to, among other things, computer application errors (including date-sensitive functions) anticipated to occur in connection with the advent of the calendar year 2000 (herein, the "Year 2000 Problem"). As a result of the foregoing review and assessment, the Borrower and its Subsidiaries are taking certain steps, including the upgrading of substantially all existing software to newer, off-the-shelf integrated manufacturing and business application software which will be year 2000 compliant by early 1999. Based on the foregoing, the Companies reasonably believe that the Year 2000 Problem will not result in a material adverse change in the Companies' business condition (financial or otherwise), operations, properties or prospects, in each case measured against the Companies taken as a whole, or ability to repay Liabilities."

          1.4. Subject to automatic reduction in accordance with the Loan Agreement as amended hereby, the Maximum Revolving Loan Amount of each Lender shall be amended and restated as set forth on the signature pages to this Amendment.

          2. CONDITIONS PRECEDENT. The amendments to the Loan Agreement set forth in Section 1 of this Amendment shall become effective as of the date of this Amendment upon the satisfaction of the following conditions precedent:

          2.1. Borrower shall have executed and delivered to Agent for distribution to the Lenders amended and restated Revolving Credit Notes in form and substance substantially similar to Revolving Credit Notes previously executed by the Borrower in connection with the execution of the Loan Agreement, each in an amount equal to each Lender's then existing Maximum Revolving Loan Amount;

          2.2. The Subsidiaries of Borrower shall have executed and delivered a certain Reaffirmation of Guaranties, in the form of EXHIBIT A to this Amendment;


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          2.3. No Event of Default or Unmatured Event of Default shall have occurred and be continuing;

          2.3. Borrower shall have delivered to Agent a certificate in form and substance satisfactory to Agent of Borrower's Secretary or an Assistant Secretary as to Borrower's certificate of incorporation and by-laws, the incumbency of Borrower's officers and corporate resolutions adopted by Borrower's board of directors with respect to this Amendment;

          2.5. Agent shall have received an opinion of Borrower's legal counsel, in form and substance substantially similar to a legal opinion delivered by such counsel to Agent in connection with the execution and delivery of the Loan Agreement; and

          2.6. Agent shall have received, for the benefit of the Lenders based on each Lender's pro rata share of the increase in the Revolving Credit Amount pursuant to the terms of this Amendment, an amendment fee in the amount of $30,000.

          3. LOAN REALLOCATION. Effective immediately upon satisfaction of the conditions precedent set forth in Section 2, (i) each of BoA and Sumitomo shall be deemed automatically to have sold and assigned to Comerica and Mellon, without recourse and without representation and warranty, and each of Comerica and Mellon shall be deemed automatically to have purchased and assumed from BoA and Sumitomo, that interest in Revolving Loans funded by BoA and Sumitomo immediately prior to the satisfaction of such conditions precedent so that, after giving effect to such purchase and sale, the ratio of the amount of Revolving Loans funded by each Lender to the aggregate outstanding amount of Revolving Loans equals such Lender's Pro Rata Share after giving effect to the amendments contemplated by this Amendment and (ii) upon request by Agent, each of Comerica and Mellon shall promptly wire transfer to Agent for further reallocation to BoA and Sumitomo immediately available funds requested by Agent in full satisfaction of the purchases and sales contemplated by the preceding clause (i).

          4.   MISCELLANEOUS.

          4.1. EXPENSES. Borrower agrees to pay on demand all costs and expenses of Agent (including Attorneys' Fees) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrower agrees to pay, and save Agent and each Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4.1 shall survive any termination of this Amendment or the Loan Agreement as amended hereby.

          4.2. GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.


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          4.3. COUNTERPARTS.  This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

          4.4. REFERENCE TO LOAN AGREEMENT. Except as herein amended, the Loan Agreement shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of the amendments to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any note and in any Related Agreements, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

          4.5. SUCCESSORS. This Amendment shall be binding upon Borrower, each Lender, Agent and their respective successors and assigns, and shall inure to the benefit of Borrower, each Lender, Agent and their respective successors and assigns.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

                                     DECRANE AIRCRAFT HOLDINGS, INC.,
                                     as Borrower


                                     By /s/
                                       -------------------------------------
                                     Its
                                        ------------------------------------


                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, successor-by-merger to Bank of America Illinois, as Agent


                                     By /s/
                                       ------------------------------------
                                     Its
                                        -----------------------------------


                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, successor-by-merger to Bank of America Illinois, as a Lender


                                     By /s/
                                       ------------------------------------
                                     Its
                                        -----------------------------------

                                     Maximum Revolving Loan Amount:  $27,000,000


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                                     COMERICA BANK - CALIFORNIA, as a Lender


                                     By______________________________________
                                     Its_____________________________________

                                     Maximum Revolving Loan Amount:  $18,000,000

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                                     MELLON BANK, N.A., as a Lender


                                     By______________________________________
                                     Its_____________________________________

                                     Maximum Revolving Loan Amount:  $18,000,000


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                                     SUMITOMO BANK OF CALIFORNIA, as a Lender


                                     By______________________________________
                                     Its_____________________________________

                                     Maximum Revolving Loan Amount:  $12,000,000


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